Exhibit 4.1

BP Capital Markets p.l.c.,

Company

AND

BP p.l.c.,

Guarantor

TO

JPMorgan Chase Bank,

Trustee

Form of Second Supplemental Indenture

Dated as of September •, 2003

Supplement to Indenture Dated as of March 8, 2002

LIBOR Guaranteed Notes due October 15, 2004

2.625% Guaranteed Notes due March 15, 2007

FORM OF SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE, dated as of September •, 2003, among BP Capital Markets p.l.c., a corporation duly organized and existing under the laws of England and Wales (herein called the “Company”), having its principal office at Breakspear Park, Breakspear Way, Hemel Hempstead, Herts HP2 4UL, England, and BP p.l.c., a corporation duly organized and existing under the laws of England (herein called the “Guarantor”), having its registered office at 1 St. James’s Square, London SW1Y 4PD, England, and JPMorgan Chase Bank, a corporation duly organized and existing under the laws of the State of New York, having its Corporate Trust Office at 4 New York Plaza, New York, New York 10004, as Trustee (herein called the “Trustee”) under the Base Indenture (as hereinafter defined).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Guarantor have heretofore executed and delivered to the Trustee the Indenture, dated as of March 8, 2002 (herein called the “Base Indenture”), providing for the issuance from time to time of one or more series of the Company’s unsecured debentures, notes or other evidences of indebtedness (herein and in the Base Indenture called the “Securities”), the forms and terms of which are to be determined as set forth in Sections 201 and 301 of the Base Indenture;

WHEREAS, the Company desires to create a series of Securities in an aggregate principal amount of U.S.$500,000,000, which shall be designated the LIBOR Guaranteed Notes due October 15, 2004 (the “2004 Notes”) and a series of Securities in an aggregate principal amount of U.S.$500,000,000, which shall be designated the 2.625% Guaranteed Notes due March 15, 2007 (the “2007 Notes”, and together with the 2004 Notes, the “Notes”), and all action on the part of the Company necessary to authorize the issuance of the Notes under the Base Indenture and this Second Supplemental Indenture has been duly taken;

WHEREAS, the Company desires to be able to substitute BP Capital Markets America Inc., a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 4101 Winfield Road, Warrenville, Illinois 60555, and any successor with which BP Capital Markets America Inc. may consolidate or amalgamate or into which it may merge or to which it may convey or transfer its properties and assets substantially as an entirety so long as such successor is organized and existing under the laws of the United States or a political subdivision thereof (the “Assignee”), for the Company with respect to the Company’s obligations under the Base Indenture and this Second Supplemental Indenture in respect of the Notes and under the Notes; and

WHEREAS, all acts and things necessary to make this Second Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done.

RECITALS OF THE GUARANTOR

WHEREAS, the Guarantor desires to make the Guarantees provided for herein and in the Base Indenture; and

WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE ONE

CREATION OF THE NOTES

Section 1.1. Designation of Series. Pursuant to the terms hereof and Sections 201 and 301 of the Base Indenture, the Company hereby creates a series of Notes designated as the “LIBOR Guaranteed Notes due October 15, 2004” and a series of Notes designated as the “2.625% Guaranteed Notes due March 15, 2007,” which Notes shall be deemed “Securities” for all purposes under the Base Indenture.

Section 1.2. Form of Notes. (a) The form of the 2004 Notes shall be substantially as set forth in Exhibit A attached hereto, which is incorporated herein and made part hereof. The 2004 Notes shall bear interest, be payable and have such other terms as are stated in said form of the 2004 Notes attached hereto as Exhibit A and in the Base Indenture, as supplemented by this Second Supplemental Indenture. The Stated Maturity of the 2004 Notes shall be October 15, 2004.

(b) The form of the 2007 Notes shall be substantially as set forth in Exhibit B attached hereto, which is incorporated herein and made part hereof. The 2007 Notes shall bear interest, be payable and have such other terms as are stated in said form of the 2007 Notes attached hereto as Exhibit B and in the Base Indenture, as supplemented by this Second Supplemental Indenture. The Stated Maturity of the 2007 Notes shall be March 15, 2007.

Section 1.3. Limit on Amount of Series. The 2004 Notes shall not exceed U.S.$500,000,000 in aggregate principal amount Outstanding under the Base Indenture at any time and the 2007 Notes shall not exceed U.S.$500,000,000 in aggregate principal amount Outstanding under the Base Indenture at any time, except as otherwise provided in the last paragraph of Section 301 of the Base Indenture. The Notes may, upon the execution and delivery of this Second Supplemental Indenture or from time to time thereafter, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes upon the delivery of a Company Order and such other documents as shall be required by the Base Indenture.

Section 1.4. Redemption. The Notes shall not be redeemable except as provided in Section 1108 of the Base Indenture.

Section 1.5. No Sinking Fund. No sinking fund will be provided with respect to the Notes.

Section 1.6. Notes Not Convertible or Exchangeable. The Notes will not be convertible or exchangeable for other securities or property.

Section 1.7. Issuance of Notes; Selection of Depositary. The Notes shall be issued as Global Securities in registered form, without coupons. The initial Depositary for the Notes shall be The Depository Trust Company.

ARTICLE TWO

ASSIGNMENT AND ASSUMPTION

Section 2.1. Assignment. The Company may, at its option at any time, cause the Assignee to assume the due and punctual payment of the principal of and any interest on all of the Notes of either series, and the due and punctual performance of all of the covenants and obligations of the Company under the Notes of such series, by supplemental indenture in the form attached as Exhibit C, executed by the Company, the Assignee and the Guarantor and delivered to the Trustee, which supplemental indenture the Trustee shall promptly execute and deliver. Upon execution and delivery of such supplemental indenture, the Trustee shall be entitled to receive, in addition to the certificate and opinions required by Sections 102 and 903 of the Base Indenture, and (subject to Section 601 of the Base Indenture) shall be fully protected in relying upon, an Opinion of Counsel stating that, subject to any conditions specified in such Opinion of Counsel,

(a) such supplemental indenture has been duly authorized, executed and delivered by and constitutes a valid and legally binding obligation of the Company, the Assignee and the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(b) the Notes of each series assumed constitute valid and legally binding obligations of the Assignee enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and general equity principles; and

(c) the Guarantee of the Notes of each series assumed constitutes a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

Section 2.2. Assumption. In the case of any assumption by the Assignee, the Assignee shall succeed to and be substituted for the Company in respect of the Notes of the series assumed, with the same effect as if it had been named in the Base Indenture and this Second Supplemental Indenture and in the Notes of such series as the Company, and the

Company shall thereupon be relieved of any further obligation or liability under the Indenture in respect of the Notes of such series and under the Notes of such series.

ARTICLE THREE

MISCELLANEOUS

Section 3.1. Execution as Supplemental Indenture. This Second Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Base Indenture and, as provided in the Base Indenture, this Second Supplemental Indenture forms a part thereof. Except as herein expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Base Indenture.

Section 3.2. Responsibility for Recitals, Etc. The recitals herein shall be taken as the statements of the Company and the Guarantor, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture.

Section 3.3. Provisions Binding on Company’s and Guarantor’s Successors. All the covenants, stipulations, promises and agreements of the Company contained in this Second Supplemental Indenture shall bind the Company’s successors and assigns whether so expressed or not. All the covenants, stipulations, promises and agreements of the Guarantor contained in this Second Supplemental Indenture shall bind the Guarantor’s successors and assigns whether so expressed or not.

Section 3.4. New York Contract. This Second Supplemental Indenture, each Note and the Guarantees shall be governed by and construed in accordance with the laws of the state of New York, except that the authorization and execution of this Second Supplemental Indenture, each Note and the Guarantees shall be governed by the laws of the respective jurisdictions of organization of the Company and the Guarantor.

Section 3.5. Execution and Counterparts. This Second Supplemental Indenture may be executed with counterpart signature pages or in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one and the same instrument.

Section 3.6. Capitalized Terms. Capitalized terms not otherwise defined in this Second Supplemental Indenture shall have the respective meanings assigned to them in the Base Indenture.

IN WITNESS WHEREOF, the Company and the Trustee hereto have caused this Second Supplemental Indenture to be duly executed, and the Guarantor has caused this Second Supplemental Indenture to be signed on its behalf by Gary Admans, its duly appointed attorney, all as of the day and year first above written.

BP CAPITAL MARKETS p.l.c.

By:
Name:
Title:

Attest:

By:
Name:
Title:

BP p.l.c.

By:
Name:
Title:

JPMORGAN CHASE BANK, AS TRUSTEE

By:
Name:
Title:

Attest:

By:
Name:
Title:

EXHIBIT A

FORM OF 2004 NOTE

[Face of Security]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Global Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

BP CAPITAL MARKETS P.L.C.

LIBOR GUARANTEED NOTE DUE OCTOBER 15, 2004

No. 1	$500,000,000

CUSIP 05565Q AJ 7

BP CAPITAL MARKETS P.L.C., a corporation duly organized and existing under the laws of England and Wales (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000) on October 15, 2004, and to pay interest thereon from September 23, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for on each of December 15, 2003, March 15, 2004, June 15, 2004, September 15, 2004 and finally on October 15, 2004 (each, an “Interest Payment Date”), at the rate of interest per annum (i) for the first Interest Period (as defined below) equal to •%; (ii) for each Interest Period except the first and last Interest Periods, equal to the three-month U.S. dollar London interbank offered rate (“LIBOR”) minus 0.08% (as determined pursuant to the provisions set forth on the reverse of this Security); and (iii) for the last Interest Period, equal to the one-month U.S. dollar LIBOR (as determined pursuant to the provisions set forth on the reverse of this Security), minus 0.08% until the principal hereof is paid or made available for payment. The period beginning on September 23, 2003 and ending on but excluding the first Interest Payment Date and each successive period beginning on and including an Interest Payment Date and ending on but excluding the next succeeding Interest Payment Date is herein called an “Interest Period”. Except as provided in the next succeeding sentence, if any Interest Payment Date falls on a day which is not a Business Day (as defined below), such Interest Payment Date shall be postponed to the next succeeding Business Day, except that if such next succeeding Business Day is in the next calendar month, such Interest Payment Date shall be the next preceding Business Day. If October 15, 2004 shall not be a Business Day, payment of the principal and interest due on that date need not be made on that day but may be made on the next day that is a Business Day with the same force and effect as if made on October 15, 2004, provided that no interest shall accrue for the period from and after October 15, 2004. A “Business Day” means any day that is not a Saturday or Sunday and that, in London, England and in the City of New York, New York, is not a day on which banking institutions generally are authorized or required by law, regulation or executive order to close. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be fifteen calendar days immediately preceding each respective Interest Payment Date (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company of principal of or interest on a Security of this series, then the Company will pay to the Holder of a Security of this series such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Company shall not be required to make any payment of additional amounts (1) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (2) for or on account of:

(a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security of this series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of this series;

(d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of the Security of this series (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(e) any tax, assessment or other governmental charge which such Holder would have been able to avoid by presenting such Security to another Paying Agent;

(f) any tax, assessment or other governmental charge which is imposed on a payment pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of November 26 and 27, 2000, or any law implementing such directive; or

(g) any combination of items (a), (b), (c), (d), (e) and (f) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Company is organized, or any political subdivision or taxing authority thereof or therein.

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

BP CAPITAL MARKETS P.L.C.

By
Authorized Signatory

Attest:

[Trustee’s Certificate of Authentication]

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

JPMorgan Chase Bank, as Trustee

By
Authorized Officer

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 8, 2002 (herein called the “Base Indenture”), among the Company, as Issuer, BP p.l.c., as Guarantor (herein called the “Guarantor”), and JPMorgan Chase Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), (such Base Indenture as supplemented by the Second Supplemental Indenture, dated September 23, 2003, the “Indenture”) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited to $500,000,000 in aggregate principal amount.

The three-month or one-month, as applicable, U.S. dollar LIBOR will be determined by Lehman Brothers Inc. or such other financial institution as may be appointed by the Company for such purpose, as calculation agent (the “Calculation Agent”), in accordance with the following provisions:

(a) For each Interest Period, on the applicable Interest Determination Date (as defined below), the Calculation Agent will determine LIBOR for such Interest Period. LIBOR will be the offered rate (expressed as an interest rate per annum) for three-month or one-month, as applicable, U.S. dollar deposits for the Interest Period concerned which appears on Telerate Screen Page 3750, as of 11:00 A.M., London time, on such Interest Determination Date. “Telerate Screen Page 3750” means the display designated as Page “3750” on the Moneyline Telerate, Inc. (or such other page as may replace page 3750 on that service or such other service or services as may be nominated by the British Bankers’ Association for the purpose of displaying London Interbank offered rates for U.S. dollar deposits).

(b) If, on any Interest Determination Date, LIBOR cannot be determined pursuant to (a) above, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having a maturity of three months or one month, as applicable, commencing on the second London Business Day (as defined below) immediately following such Interest Determination Date and in a principal amount of not less than U.S.$1,000,000, are offered by four major reference banks in the London interbank market (which may include affiliates of ABN AMRO Incorporated and Lehman Brothers Inc.) selected by the Calculation Agent at approximately 11:00 A.M., London time, on such Interest Determination Date to prime banks in the London interbank market. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect to such Interest Determination Date will be the arithmetic mean (rounded, if necessary to the nearest one-hundred-thousandth of a percent, with five-millionths of a percent rounded upwards) of such quotations. If fewer than two quotations are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean (rounded, if necessary to the nearest one-hundred-thousandth of a percent, with five-millionths of a percent rounded upwards) of the rates quoted by three major banks in New York City selected by the Calculation Agent at approximately 11:00 A.M., New York City time, on such Interest Determination Date for loans in U.S. dollars to leading European banks for a three-month or one-month period, as applicable, commencing on the second London Business Day immediately following such Interest Determination Date and in a principal amount of not less than U.S.$1,000,000; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, LIBOR will be LIBOR in effect on such Interest Determination Date.

For the purposes of calculating LIBOR, “Interest Determination Date” for any Interest Period means the second London Business Day preceding the Interest Payment Date commencing such Interest Period, and a “London Business Day” means any Business Day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

The Company shall, or shall cause the Calculation Agent to, give the Trustee written notice of the interest rate on this Security for each Interest Period promptly after the determination thereof.

Each interest payment on this Security will include interest accrued to, but excluding, the applicable Interest Payment Date. Interest on this Security will be calculated on the basis of the actual number of days in the applicable period divided by 360. All calculations made by the Calculation Agent for the purposes of calculating interest on the Securities of this series shall be conclusive and binding on the holders of the Securities of such series, the Trustee and the Company, absent manifest error.

This Security is not redeemable prior to Stated Maturity, except pursuant to Section 1108 of the Indenture. The date specified for the Securities of this series, for purposes of said Section 1108, is September 16, 2003.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor, or both, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rates, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 307 of the Indenture), whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company and the Guarantor, at the Guarantor’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company or the Guarantor deposits, in trust, with the Trustee money or Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Securities on the dates such payments are due in accordance with the terms of such Securities and Guarantees, and certain other conditions are satisfied.

Except in the limited circumstances described in Section 305 of the Indenture, the Securities of this series shall be issued in the form of one or more Global Securities and The Depository Trust Company shall be the Depositary for such Global Security or Securities. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

GUARANTEE OF BP p.l.c.

For value received, BP p.l.c., a corporation duly organized and existing under the laws of England and Wales (herein called the “Guarantor”, which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee referred to in such Indenture due and prompt payment of the principal of and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of BP CAPITAL MARKETS P.L.C., a corporation duly organized and existing under the laws of England and Wales (herein called the “Company”, which term includes any successor corporation under such Indenture) punctually to make any such principal or interest payment, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

The Guarantor hereby further agrees, subject to the limitations and exceptions set forth below, that if any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Guarantor under this Guarantee, the Guarantor will pay to the Holder of such Security such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Guarantor shall not be required to make any payment of additional amounts (1) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (2) for or on account of:

(a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of such Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, such Security;

(d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of such Security (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(e) any tax, assessment or other governmental charge which such Holder would have been able to avoid by presenting such Security to another Paying Agent;

(f) any tax, assessment or other governmental charge which is imposed on a payment pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of November 26 and 27, 2000, or any law implementing such directive; or

(g) any combination of items (a), (b), (c), (d), (e) and (f) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, such Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Guarantor is organized, or any political subdivision or taxing authority thereof or therein.

The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or such Trustee, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security or the interest rate thereon or impose or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of and interest on such Security. This is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and interest on all Securities of the same series issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of and interest on the Security upon which this Guarantee is endorsed at the times, place and rates, and in the coin or currency prescribed therein.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be signed manually or in facsimile by a person duly authorized in that behalf.

BP P.L.C.
AUTHORIZED SIGNATORY

Attest:

Dated the date on the face hereof.

EXHIBIT B

FORM OF 2007 NOTE

[Face of Security]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Global Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

BP CAPITAL MARKETS P.L.C.

2.625% GUARANTEED NOTE DUE MARCH 15, 2007

No. 1	$500,000,000

CUSIP 05565Q AH 1

BP CAPITAL MARKETS P.L.C., a corporation duly organized and existing under the laws of England and Wales (herein called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000) on March 15, 2007, and to pay interest thereon from September 23, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing March 15, 2004, at the rate of 2.625% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular

Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

A “Business Day” means any day that is not a Saturday or Sunday and that, in London, England and in the City of New York, New York, is not a day on which banking institutions generally are authorized or required by law, regulation or executive order to close.

If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company of principal of or interest on a Security of this series, then the Company will pay to the Holder of a Security of this series such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Company shall not be required to make any payment of additional amounts (1) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (2) for or on account of:

(a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security of this series (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of this series;

(d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of the Security of this series (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(e) any tax, assessment or other governmental charge which such Holder would have been able to avoid by presenting such Security to another Paying Agent;

(f) any tax, assessment or other governmental charge which is imposed on a payment pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of November 26 and 27, 2000, or any law implementing such directive; or

(g) any combination of items (a), (b), (c), (d), (e) and (f) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, any Security of such series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Company is organized, or any political subdivision or taxing authority thereof or therein.

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

BP CAPITAL MARKETS P.L.C.

By
Authorized Signatory

Attest:

[Trustee’s Certificate of Authentication]

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

JPMorgan Chase Bank, as Trustee

By

Authorized Officer

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 8, 2002 (herein called the “Base Indenture”), among the Company, as Issuer, BP p.l.c., as Guarantor (herein called the “Guarantor”), and JPMorgan Chase Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), (such Base Indenture as supplemented by the Second Supplemental Indenture, dated September 23, 2003, the “Indenture”) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited to $500,000,000 in aggregate principal amount.

This Security is not redeemable prior to Stated Maturity, except pursuant to Section 1108 of the Indenture. The date specified for the Securities of this series, for purposes of said Section 1108, is September 16, 2003.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor, or both, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time

Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes (subject to Section 307 of the Indenture), whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company and the Guarantor, at the Guarantor’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company or the Guarantor deposits, in trust, with the Trustee money or Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Securities on the dates such payments are due in accordance with the terms of such Securities and Guarantees, and certain other conditions are satisfied.

Except in the limited circumstances described in Section 305 of the Indenture, the Securities of this series shall be issued in the form of one or more Global Securities and The Depository Trust Company shall be the Depositary for such Global Security or Securities. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

GUARANTEE OF BP p.l.c.

For value received, BP p.l.c., a corporation duly organized and existing under the laws of England and Wales (herein called the “Guarantor”, which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee referred to in such Indenture due and prompt payment of the principal of and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of BP CAPITAL MARKETS P.L.C., a corporation duly organized and existing under the laws of England and Wales (herein called the “Company”, which term includes any successor corporation under such Indenture) punctually to make any such principal or interest payment, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

The Guarantor hereby further agrees, subject to the limitations and exceptions set forth below, that if any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated, shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Guarantor under this Guarantee, the Guarantor will pay to the Holder of such Security such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Guarantor shall not be required to make any payment of additional amounts (1) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (2) for or on account of:

(a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of such Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, such Security;

(d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of such Security (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(e) any tax, assessment or other governmental charge which such Holder would have been able to avoid by presenting such Security to another Paying Agent;

(f) any tax, assessment or other governmental charge which is imposed on a payment pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of November 26 and 27, 2000, or any law implementing such directive; or

(g) any combination of items (a), (b), (c), (d), (e) and (f) above; nor shall additional amounts be paid with respect to any payment of the principal of, or any interest on, such Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Guarantor is organized, or any political subdivision or taxing authority thereof or therein.

The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or such Trustee, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security or the interest rate thereon or impose or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of and interest on such Security. This is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and interest on all Securities of the same series issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of and interest on the Security upon which this Guarantee is endorsed at the times, place and rate, and in the coin or currency prescribed therein.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be signed manually or in facsimile by a person duly authorized in that behalf.

BP P.L.C.

AUTHORIZED SIGNATORY

Attest:

Dated the date on the face hereof.

EXHIBIT C

BP Capital Markets p.l.c,

as Issuer and Assignor,

BP Capital Markets America Inc.,

as Assignee

and

BP p.l.c.,

as Guarantor

to

JPMorgan Chase Bank,

as Trustee

FORM OF

SUPPLEMENTAL INDENTURE

Dated as of •

SUPPLEMENTAL INDENTURE, dated as of •, among BP Capital Markets p.l.c., a corporation duly organized and existing under the laws of England and Wales (the “Company”), having its principal office at Breakspear Park, Breakspear Way, Hemel Hempstead, Herts HP2 4UL, England, BP Capital Markets America Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Assignee”), having its principal office at 4101 Winfield Road, Warrenville, Illinois 60555, BP p.l.c., a corporation duly organized and existing under the laws of England (the “Guarantor”), having its registered office at 1 St. James’ Square, London SW1Y 4PD, England, and JPMorgan Chase Bank, a corporation duly organized and existing under the laws of the State of New York, having its Corporate Trust Office at 4 New York Plaza, New York, New York 10004, as Trustee (the “Trustee”) under the Indenture (as hereinafter defined).

RECITALS:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of March 8, 2002 (the “Base Indenture”) and a Second Supplemental Indenture, dated September 23, 2003 (the “Second Supplemental Indenture”, and together with the Base Indenture, and as the same may be supplemented or amended from time to time, including by this Supplemental Indenture, the “Indenture”), providing for the issuance of the Company’s [LIBOR Guaranteed Notes due October 15, 2004] and [2.625% Guaranteed Notes due March 15, 2007] (the “Notes”);

WHEREAS, Sections 2.1 and 2.2 of the Second Supplemental Indenture permit the Company, the Assignee, the Guarantor and the Trustee to enter into an indenture supplemental to the Base Indenture to provide for the assumption by the Assignee of the due and punctual performance of all of the covenants and obligations of the Company under the Indenture in respect of the Notes and under the Notes;

WHEREAS, the Company, the Guarantor and the Assignee have duly authorized the execution and delivery of this Supplemental Indenture;

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, Guarantor and Assignee according to its terms have been done; and

WHEREAS, the foregoing recitals are made as statements of fact by the Company, the Assignee and the Guarantor and not by the Trustee;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and such other valuable consideration, the receipt of which is hereby acknowledged, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE ONE

ASSIGNMENT, ASSUMPTION AND RELEASE

Section 1.1. Assignment and Assumption

(a) The Company hereby assigns to the Assignee, and the Assignee hereby unconditionally and expressly assumes, confirms and agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, duties and liabilities of the Company under the Indenture in respect of the Notes and under the Notes. The Assignee represents and warrants to the other parties hereto that it is not, immediately after such assumption, in default in the performance of any covenants or obligations under the Indenture in respect of the Notes or under the Notes.

(b) All references to the “Company” in the Indenture insofar as they may relate to the Notes, or in the Notes, or in any document, instrument or agreement executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be references to the Assignee, except for references to the Company relating to its status prior to the date hereof.

Section 1.2. Release

The Company hereby relinquishes its rights and is released from its obligations under the Indenture in respect of the Notes and under the Notes.

ARTICLE TWO

EVENT OF DEFAULT

Section 2.1. Additional Definitions of “Event of Default” Relating to the United States

From the date hereof, in addition to the events specified in the definition of “Event of Default” in section 501 of the Base Indenture, with respect to the Assignee, “Event of Default” will also mean:

(a) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Assignee in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law of the United States or (B) a decree or order adjudging the Assignee a bankrupt or insolvent, or approving as properly filed a petition filed against the Assignee seeking reorganization, arrangement, adjustment or composition of or in respect of the Assignee under any applicable law of the United States, or appointing without the consent of the Assignee a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Assignee or of the whole or substantially all of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

(b) the commencement by the Assignee of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law of the United States or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Assignee in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law of the United States or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable bankruptcy, insolvency, reorganization or other similar law of the United States, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Assignee or of the whole or substantially all of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Assignee in furtherance of any such action.

ARTICLE THREE

GUARANTEE

Section 3.1. Guarantee

The Guarantor confirms that its Guarantee of the Notes remains in full force and effect, in accordance with its terms, notwithstanding the assignment and assumption effected hereby.

ARTICLE FOUR

MISCELLANEOUS

Section 4.1. Execution as Supplemental Indenture

This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Supplemental Indenture forms a part thereof. Except as herein expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Indenture.

Section 4.2. Responsibility for Recitals, Etc.

The recitals herein shall be taken as the statements of the Company, the Assignee and the Guarantor, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

Section 4.3. Provisions Binding on Company’s, Assignee’s and Guarantor’s Successors

All the covenants, stipulations, promises and agreements of the Company, Assignee and Guarantor, respectively, contained in this Supplemental Indenture shall bind the Company’s, Assignee’s and Guarantor’s successors and assigns, respectively, whether so expressed or not.

Section 4.4. Governing Law

This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, except that the authorization and execution of this Supplemental Indenture shall be governed by the laws of the respective jurisdictions of organization of the Company, the Assignee and the Guarantor.

Section 4.5. Execution and Counterparts

This Supplemental Indenture may be executed with counterpart signature pages or in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 4.6. Capitalized Terms

Capitalized terms not otherwise defined in this Supplemental Indenture shall have the respective meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the Company, the Assignee and the Trustee hereto have caused this Supplemental Indenture to be duly executed, and the Guarantor has caused this Supplemental Indenture to be signed on its behalf by [•], its duly appointed attorney, all as of the day and year first above written.

BP Capital Markets p.l.c.

By
Name:
Title:

Attest:

BP Capital Markets America Inc.

By
Name:
Title:

Attest:

BP p.l.c.

By
Name:
Title:

Attest:

JPMorgan Chase Bank, as Trustee

By
Name:
Title:

Attest: